                                                                 Exhibit (r) (i)


                       NEW ENGLAND LIFE INSURANCE COMPANY

                                Power of Attorney

                                  Thom A. Faria
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account, New England Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2002.

                                             /s/ Thom A. Faria
                                          --------------------------
                                          Thom A. Faria

                       NEW ENGLAND LIFE INSURANCE COMPANY


                                Power of Attorney

                               C. Robert Henrikson
                                    Chairman,
                      President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Chairman, President and Chief Executive Officer of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account, New England Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2002.

                                             /s/ C. Robert Henrikson
                                             ----------------------------------
                                                 C. Robert Henrikson

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                Power of Attorney

                                Stewart G. Nagler
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account, New England Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2002.

                                          /s/ Stewart G. Nagler
                                          --------------------------
                                          Stewart G. Nagler

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                Power of Attorney

                                Catherine A. Rein
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account, New England Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2002.

                                         /s/ Catherine A. Rein
                                         ---------------------------
                                          Catherine A. Rein

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                Power of Attorney

                                Stanley J. Talbi
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account, New England Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2002.

                                          /s/ Stanley J. Talbi
                                          --------------------------
                                          Stanley J. Talbi

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                Power of Attorney

                                  Lisa M. Weber
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account, New England Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2002.

                                          /s/ Lisa M. Weber
                                          -------------------------------------
                                          Lisa M. Weber

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                Power of Attorney

                               William J. Wheeler
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account, New England Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2002.

                                          /s/ William J. Wheeler
                                          --------------------------
                                          William J. Wheeler

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                Power of Attorney

                               Virginia M. Wilson
                      Senior Vice President and Controller
                         (Principal Accounting Officer)

     KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Controller of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account, New England Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2002.

                                          /s/ Virginia M. Wilson
                                          --------------------------
                                          Virginia M. Wilson

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                Power of Attorney

                              Anthony J. Williamson
                       Senior Vice President and Treasurer
                          (Principal Financial Officer)


     KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Treasurer of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account, New England Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2002.

                                          /s/ Anthony J. Williamson
                                          -------------------------------------
                                          Anthony J. Williamson